SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2005

Savient Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-15313	13-3033811
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor East Brunswick, New Jersey 08816

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

     On November 14, 2005, Savient Pharmaceuticals, Inc. (the “Company”) received a Nasdaq staff determination letter stating that the Company is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) because the Company has not timely filed its Quarterly Report on Form 10-Q for the period ended September 30, 2005.

     The full text of the press release issued in connection with the receipt of the Nasdaq staff determination letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements And Exhibits

(d) Exhibits

99.1	Press release dated November 18, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2005	SAVIENT PHARMACEUTICALS, INC.

By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz Senior Vice President – Corporate Strategy, General Counsel and Secretary